EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


         We hereby consent to the inclusion of our report dated March 28, 2005 with respect to the audited consolidated financial statements of The Sagemark Companies Ltd. included in the Registration Statement on Form SB-2 of The Sagemark Companies Ltd. We also consent to the reference to us under the heading "Experts" in the Prospectus comprising a part of such Registration Statement.

                                                /s/  Moore Stephens, P.C.

July __, 2005
Cranford, New Jersey